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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 9, 2002

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                            1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                         COMMISSION FILE NUMBER: 1-6828

                           STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

       In a press release dated October 9, 2002, Starwood Hotels & Resorts Worldwide, Inc. announced the closing of its new, five-year $1.3 Billion Senior Credit Facility. The new Credit Agreement and the press release are included as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         10.1 Credit Agreement, dated as of October 9, 2002, among Starwood Hotels & Resorts Worldwide, Inc., certain additional alternate currency revolving loan borrowers, various lenders, Deutsche Bank, AG, New York Branch, as Administrative Agent, JPMorgan Chase Bank, as Syndication Agent, Bank of America, N.A., Fleet National Bank and Societe Generale, as Co-Documentation Agents, and Deutsche Bank Securities Inc and J.P. Morgan Securities Inc. as Co-Lead Arrangers and joint Book Running Managers.

         99.1 Press release dated October 10, 2002 of Starwood Hotels & Resorts Worldwide, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS                   STARWOOD HOTELS & RESORTS
                                             WORLDWIDE, INC.


By: /s/ Kenneth S. Siegel                   By: /s/ Kenneth S. Siegel
-----------------------------               -----------------------------
Name:  Kenneth S. Siegel                    Name:  Kenneth S. Siegel
Title: Vice President, General              Title: Executive Vice President,
       Counsel and Secretary                       General Counsel and Secretary


Dated: October 11, 2002